Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
27.	Subsequent Events:

(a)
On July 22, 2026, the Company entered into an agreement to establish a joint venture (the “Joint Venture”) with third-party investors.  The Joint Venture was established to acquire, own and operate the M/V Magic Starlight, a 2015-built Kamsarmax bulk carrier vessel owned by the Company (the “Vessel”). The Company has contributed the Vessel to the Joint Venture in exchange for a 30% equity interest and cash consideration of $18.75 million. The Joint Venture funded the acquisition through a combination of cash contributed by its partners and a $11.5 million sustainability-linked senior term loan under a facility (the “Facility”) provided by a European bank. The Facility is secured by, among others, a first priority mortgage over the Vessel and is guaranteed by the Company. The transaction was completed on August 6, 2026, by delivering the Vessel to the Joint Venture. The Company expects to record during the third quarter of 2026, a net gain of approximately $2.9 million, excluding any transaction-related costs. The Company is currently in the process of assessing the fair value of the guarantee obligation in accordance with ASC 460, Guarantees, and has not yet finalized this assessment as of the date of issuance of these financial statements. Under the guarantee, in an event of default, the Company could be required to pay the full amount owed by the Joint Venture to the bank at that time.

(b)
On August 28, 2026, the shareholders of our subsidiary MPC Capital approved a change of its corporate name to MPC Oceanic Group AG at its Annual General Meeting. The new name took effect upon registration of the resolution in the commercial register, on September 3, 2026. The rebranding reflects the subsidiary’s strategic evolution from an investment manager to a fully integrated investment, services, and operating group across maritime and energy sectors. The name change does not affect the Company’s operations or financial condition.

(c)
On July 2, 2026, MPCC, an equity method investee of the Company, completed a private placement, registering 44,370,027 new shares at a subscription price of NOK 24 per share. The private placement generated gross proceeds of approximately $107 million. As a result of this capital increase, the Company's ownership percentage in MPCC decreased from 20.1% to 18.3%. The Company determined that this ownership change did not result in a loss of significant influence over MPCC. The Company continues to exert significant influence over MPCC through its representation on the board of directors and its participation in policy-making processes. Accordingly, the Company's investment in MPCC continues to be accounted for under the equity method of accounting.